Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL STATEMENTS OF DARKPULSE INC.

References to “DarkPulse”, the “Company”, “we”, “us” and “our” mean DarkPulse, Inc. and its consolidated subsidiaries, unless the context otherwise requires.

On August 9, 2021, DarkPulse, Inc. (the “Company”) entered into a Share Purchase Agreement (the “SPA”), with Optilan Guernsey Limited and Optilan Holdco 2 Limited (the “Sellers”), pursuant to which the Company purchased from the Sellers all of the issued and outstanding equity interests of Optilan HoldCo 3 Limited, a private company incorporated in England and Wales (“Optilan”) for £1.00 and also a commitment to enter into the Subscription (as defined below). As of August 9, 2021, the Company owns all of the equity interests of Optilan.

The following unaudited pro forma condensed combined financial statements, which are referred to as the unaudited pro forma financial statements, have been prepared to assist in the analysis of financial effects of the SPA. The unaudited pro forma combined condensed statements of operations, which are referred to as the unaudited pro forma statements of operations, combine the historical consolidated statements of operations of DarkPulse and Optilan, giving effect to the SPA, as if it had been completed on the first day of the period. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2021 and for the year ended December 31, 2020 were derived from the condensed consolidated financial statements of DarkPulse for the six months ended June 30, 2021 and for the year ended December 31, 2020, and the condensed financial statements of Optilan for the six months ended June 30, 2021 and for the year ended December 31, 2020. The unaudited pro forma condensed combined balance sheet, which is known as the unaudited pro forma balance sheet, combines the historical balance sheets of DarkPulse and Optilan as of June 30, 2021 and December 31, 2020, giving effect to the SPA, as if it had been completed on the first day of the period presented. The historical financial statements of Optilan have been adjusted to reflect certain reclassification and other conforming adjustments in order to align to DarkPulse condensed financial statement presentation.

Assumptions and estimates underlying the adjustments to the unaudited pro forma financial statements, which are referred to as the pro forma adjustments, are described in the accompanying notes. The historical consolidated financial statements have been adjusted in the unaudited pro forma financial statements to give effect to pro forma events that are directly attributable to the SPA. The unaudited pro forma financial statements have been presented for illustrative purposes only and are not necessarily indicative of the operating results and financial position that would have been achieved had the SPA and other transactions occurred on the dates indicated. Further, the unaudited pro forma financial statements do not purport to project the future operating results or financial position of the combined company following the SPA. The unaudited pro forma financial statements include the assets and liabilities of Optilan adjusted for DarkPulse’s historical cost basis. The final purchase price allocation may be materially different than that reflected in the pro forma purchase price allocation presented herein.

The unaudited pro forma financial statements, although helpful in illustrating the financial characteristics of the combined company under one set of assumptions, do not reflect the benefits of expected synergies or cost savings (or associated synergies or costs to achieve such savings), opportunities to earn additional revenue, or other factors that may result as a consequence of the SPA and, accordingly, do not attempt to predict or suggest future results. Further, the unaudited pro forma financial statements do not reflect (i) any other acquisition subsequent to the balance sheet date presented or (ii) the effect of any regulatory actions that may impact the results of the combined partnership following the SPA.

The unaudited pro forma financial statements have been developed from and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma financial statements;

•	the historical consolidated financial statements of DarkPulse for the six months ended June 30, 2021 and for the year ended December 31, 2020 filed as a part of the registration of which this prospectus forms a part; and

•	the historical financial statements of Optilan for the six months ended June 30, 2021 and for the year ended December 31, 2020 filed as an exhibit to the registration statement.

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DARKPULSE INC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEETS

June 30, 2021

(Unaudited)

	DARKPULSE	Optilan
	As Reported	Holdco 3 Limited	Pro Forma	Consolidated
	(6/30/21)	(6/30/21)	Adjustments	Balance
ASSETS

Current Assets
Cash	$148,562	$995,449	$–	$1,144,011
Other Current Assets	4,000	7,215,282	–	7,219,282
Total Current Assets	152,562	8,210,731	–	8,363,293

Goodwill	–	–	6,917,687	6,917,687
Intangible assets	–	–	4,033,638	4,033,638
Patents net	368,476	–	–	368,476
Other Long Term Assets	179,328	2,055,789	–	2,235,117
Total Assets	$700,366	$10,266,520	$10,951,325	$21,918,211

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts Payable and accrued expenses	$934,234	$21,217,845	$–	$22,152,079
Convertible notes and secured debt	2,450,308	621,293	(621,293)	2,450,308
Other Liabilities	893,381	–	–	893,381
Total Liabilities	4,277,923	21,839,138	(621,293)	25,495,768
Stockholders' Equity	(3,577,557)	(11,572,618)	11,572,618	(3,577,557)
Total Liabilities and Stockholders' Equity	$700,366	$10,266,520	$10,951,325	$21,918,211

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DARKPULSE INC AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2021

(Unaudited)

	DARKPULSE	Optilan
	As Reported	Holdco 3 Limited	Pro Forma	Consolidated
	(6/30/21)	(6/30/21)	Adjustments	Balance
Revenue	$–	$11,359,198	$–	$11,359,198
Cost of goods sold	–	12,060,602	–	12,060,602
Gross Profit	–	(701,404)	–	(701,404)

Operating expenses
General and administrative	124,853	727,548	–	852,401
Payroll and compensation	–	3,011,759	–	3,011,759
Legal	220,972	188,768	–	409,740
Debt transaction expenses	151,950	–	–	151,950
Depreciation and amortization	25,514	316,486	–	342,000
Total Operating expenses	523,289	4,244,561		4,767,850
Loss from Operations	(523,289)	(4,945,965)	–	(5,469,254)

Other Income (Loss)	285,808	16,935,767	–	17,221,575

Income (Loss) before Provision of Income Tax	(237,481)	11,989,802	–	11,752,321
Less Provision of Income Tax	–	–	–	–

Net Income (Loss)	$(237,481)	$11,989,802	$–	$11,752,321

Discontinued Operations	–	(603,821)	–	(603,821)

Net Income (Loss) available to Stockholders	$(237,481)	$11,385,981	$–	$11,148,500

Net Loss Per Common Share: Basic and Diluted	$(0.00)			$0.00

Weighted Average Shares Outstanding: Basic and Diluted	4,599,529,434			4,599,529,434

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DARKPULSE INC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEETS

December 31, 2020

(Unaudited)

	DARKPULSE	Optilan
	As Reported	Holdco 3 Limited	Pro Forma	Consolidated
	(12/31/20)	(12/31/20)	Adjustments	Balance
ASSETS

Current Assets
Cash	$337	$1,220,285	$–	$1,220,622
Other Current Assets	–	9,191,079	–	9,191,079
Total Current Assets	337	10,411,364	–	10,411,701

Goodwill	–	–	15,620,732	15,620,732
Intangible assets	–	–	4,033,638	4,033,638
Patents net	393,990	–	–	393,990
Other Long Term Assets	91,464	14,413,842	(13,576,178)	929,128
Total Assets	$485,791	$24,825,206	$6,078,192	$31,389,189

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts Payable and accrued expenses	$1,089,869	$30,903,398	–	$31,993,267
Convertible notes and secured debt	2,107,250	73,133,714	$(73,133,714)	2,107,250
Other Liabilities	1,220,877	–	–	1,220,877
Total Liabilities	4,417,996	104,037,112	(73,133,714)	35,321,394
Stockholders' Equity	(3,932,205)	(79,211,906)	79,211,906	(3,932,205)
Total Liabilities and Stockholders' Equity	$485,791	$24,825,206	$6,078,192	$31,389,189

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DARKPULSE INC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

December 31, 2020

(Unaudited)

	DARKPULSE	Optilan
	As Reported	Holdco 3 Limited	Pro Forma	Consolidated
	(12/31/20)	(12/31/20)	Adjustments	Balance
Revenue	$–	$41,808,652	$–	$41,808,652
Cost of goods sold	–	40,368,926	–	40,368,926
Gross Profit	–	1,439,726	–	1,439,726

Operating expenses
General and administrative	149,259	5,882,417	–	6,031,676
Payroll and compensation	187	7,419,926	–	7,420,113
Legal	50,415	575,118	–	625,533
Debt transaction expenses	7,850	–	–	7,850
Depreciation and amortization	51,028	4,207,241	–	4,258,269
Total Operating expenses	258,739	18,084,702		18,343,441
Loss from Operations	(258,739)	(16,644,976)	–	(16,903,715)

Other Income (Loss)	(17,103)	(5,228,816)	–	(5,245,919)

Income (Loss) before Provision of Income Tax	(275,842)	(21,873,792)	–	(22,149,634)
Less Provision of Income Tax	–	(427,157)	–	(427,157)

Net Income (Loss)	$(275,842)	$(22,300,949)	$–	$(22,576,791)

Discontinued Operations	–	640,736	–	640,736

Net Income (Loss) available to Stockholders	$(275,842)	$(21,660,213)	$–	$(21,936,055)

Net Loss Per Common Share: Basic and Diluted	$(0.00)			$(0.01)

Weighted Average Shares Outstanding: Basic and Diluted	2,323,180,245			2,323,180,245

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Notes to the Pro Forma Consolidated Statements

1. Pro Forma adjustments

Pro Forma adjustments to the consolidated balance sheets have been made to eliminate the effects of the SPA and to eliminate intercompany loan and cash balances.

2. US GAAP adjustments

The un-audited Pro Forma Statements and Audited financial statements of Optilan HoldCo 3 Limited have been prepared in accordance with International Financial Reporting Standards as adopted by the EU (“Adopted IFRSs”). The only material difference between Adopted IFRSs and US GAAP is in the classification of Interest Paid as a Cash flow from Financing in Adopted IFRSs whereas it is an operating cash flow in US GAAP. The impact of this would be to reclassify £383,000 interest paid in 2020 (2019: £422,000) from Cash Flows from financing operations to Net cash from operating activities.

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